Form N-SAR

Sub-Item 77Q1(a)
Copies of any material amendments to registrant's charter or by-laws 33-63212, 811-7736


FOURTH AMENDMENT DATED DECEMBER 31, 2008

TO JANUS ASPEN SERIES'
AMENDED AND RESTATED TRUST INSTRUMENT
DATED MARCH 18, 2003


Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument, as amended, is further amended effective on or about December 30, 2008, as follows, to reflect (1) the name change of Mid Cap Value Portfolio to Janus Aspen Perkins Mid Cap Value Portfolio, and (2) the name change of Small Company Value Portfolio to Janus Aspen Perkins Small Company Value Portfolio.

SCHEDULE A

Series of the Trust                                Available Classes

Balanced Portfolio                                 Institutional Shares
                                                   Service Shares

Flexible Bond Portfolio                            Institutional Shares
                                                   Service Shares

Forty Portfolio                                    Institutional Shares
                                                   Service Shares

Fundamental Equity Portfolio                       Institutional Shares
                                                   Service Shares

Global Life Sciences Portfolio                     Institutional Shares
                                                   Service Shares

Global Technology Portfolio                        Institutional Shares
                                                   Service Shares
                                                   Service II Shares

Growth and Income Portfolio                        Institutional Shares
                                                   Service Shares

International Growth Portfolio                     Institutional Shares
                                                   Service Shares
                                                   Service II Shares

Large Cap Growth Portfolio                         Institutional Shares
                                                   Service Shares

Mid Cap Growth Portfolio                           Institutional Shares
                                                   Service Shares

Janus Aspen Perkins Mid Cap Value Portfolio        Institutional Shares
                                                   Service Shares

Money Market Portfolio                             Institutional Shares

Janus Aspen INTECH Risk-Managed Core Portfolio     Service Shares

Janus Aspen INTECH Risk-Managed Growth Portfolio   Service Shares

Janus Aspen Perkins Small Company Value Portfolio  Service Shares

Worldwide Growth Portfolio                         Institutional Shares
                                                   Service Shares
                                                   Service II Shares




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